UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                      December 13, 2006 (December 11, 2006)
                Date of Report (Date of earliest event reported)


                          POINT ACQUISITION CORPORATION
             (Exact name of registrant as specified in its charter)


         Nevada                        0-51527                    91-0541437
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

                  211 West Wall Street, Midland, TX 79701-4556
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (432) 682-1761


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   SECTION 3 -- SECURITIES AND TRADING MARKETS

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     On December 11, 2006, Point Acquisition Corporation, a Nevada corporation (the "COMPANY"), effected a one-for-50 reverse split of its common stock, par value $0.001 per share, with no stockholder being reversed to less than a round lot of 100 shares. In order to effect the reverse split, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada. Prior to the filing, the amendment was approved by a majority of the Company's stockholders and by the Company's board of directors.

     The reverse split will not change the par value of the Company's common stock.

     As a result of the reverse split, the Company's trading symbol on the OTC Bulletin Board was changed to "PAQN.OB" on December 11, 2006.

                SECTION 5 -- CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     The contents of Item 3.03 above are incorporated by reference.

                 SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     EXHIBITS. The following Exhibits have been filed as a part of this Report:

     Exhibit
     Number                        Description of Exhibit
     ------                        ----------------------
       3.1 Certificate of Amendment to Articles of Incorporation filed with the Secretary of State of the State of Nevada.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                POINT ACQUISITION CORPORATION



                                By: /s/ Glenn Little
                                   ---------------------------------------------
                                Name:  Glenn Little
                                Title: President, Chief Executive Officer, Chief
                                       Financial Officer and Sole Director

Dated: December 13, 2006

                                  EXHIBIT INDEX

     Exhibit
     Number                        Description of Exhibit
     ------                        ----------------------
       3.1 Certificate of Amendment to Articles of Incorporation filed with the Secretary of State of the State of Nevada.